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                    INVESTOR STOCK PURCHASE AGREEMENT

         INVESTOR STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of June 7, 1994 by and among TNF HOLDINGS COMPANY, INC., a Delaware corporation ("TNF" or the "Company"), and each of the persons listed on Schedule A hereto (each hereafter referred to individually as a "Stockholder" and collectively as the "Stockholders").

         WHEREAS, TNF has been organized under the laws of the State of Delaware with an authorized capitalization of 5,000,000 shares of Common Stock, par value $. 01 per share ("Common Stock"), and 6,000,000 shares of Series A Convertible Preferred Stock, par value $1.00 per share ("Preferred Stock");

         WHEREAS, TNF has entered into a Purchase and Sale Agreement dated as of May 25, 1994 with Odyssey Holding Inc., a Delaware corporation, and The North Face, a California corporation ("Old TNF"), relating to the acquisition (the "Acquisition") by TNF of certain assets and the assumption of certain liabilities of Old TNF;

         WHEREAS, TNF has entered into a Loan and Security Agreement, dated as of the date hereof, with Heller Financial, Inc. to provide for a secured $1,500,000 term loan and a secured $26,500,000 revolving credit facility, which may include a secured seasonal overadvance facility and which includes secured letters of credit and guaranties not to exceed $10,000,000 at any time outstanding;

         WHEREAS, TNF has entered into a Subordinated Note and Common Stock Purchase Agreement, dated as of the date hereof (the "Note and Common Stock Purchase Agreement"), with Whitney Subordinated Debt Fund, L.P., and concurrently with the closing of the Acquisition, TNF proposes to issue and sell thereunder a Subordinated Promissory Note and shares of Common Stock;

         WHEREAS, TNF has entered into a Preferred Stock Purchase Agreement, dated as of the date hereof, with Whitney 1990 Equity Fund, L.P. and J.H. Whitney & Co. ("J.H. Whitney"), and concurrently with the Acquisition, TNF proposes to issue and sell shares of Preferred Stock;

         WHEREAS, TNF has entered into the Goldwin Agreement (as defined in the Note and Common Stock Purchase Agreement); and

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         WHEREAS, the Stockholders have determined that it is in their joint and mutual interest to invest in TNF.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, it is agreed as follows:

1.  Issuance of Shares.

         (a) Purchase and Sale of Shares. Each Stockholder hereby agrees to purchase from TNF, and TNF hereby agrees to sell to each Stockholder, the number of shares of Common Stock set forth on Schedule A opposite such Stockholder's name for a subscription price the "Subscription Price") of $1.00 per share. The shares of Common Stock so subscribed for by the Stockholders are hereinafter sometimes referred to collectively as the "Shares".

         (b) Closing. The closing of the purchase and sale of the Shares as provided in Section l(a) shall take place with the closing of the transactions contemplated by the agreements referred to in the recitals set forth above and TNF agrees to provide to the Stockholders prior to such closing such information, financial and otherwise, regarding TNF and Old TNF, and their respective businesses as the Stockholders shall reasonably request; provided that the issuance of the Shares and the purchase thereof by the Stockholders shall be deemed to be an acknowledgment by the Stockholders of the receipt from TNF of such information. The obligation of the Company to consummate the sale contemplated hereby is conditioned on the Stockholders entering into the Securityholders Agreement (as defined in the Note and Common Stock Purchase Agreement).

2.  Representations and Warranties of the Parties.

         (a) Each Stockholder hereby represents that he has full power to enter into this Agreement and the Securityholders Agreement, consummate the transactions contemplated hereby and perform his obligations hereunder and thereunder, and that this Agreement and the Securityholders Agreement is enforceable against him in accordance with its terms.

         (b) TNF hereby represents and warrants that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii)


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it has full power to own and lease its properties and to conduct its business as presently conducted; (iii) the execution, delivery and performance of this Agreement by TNF has been duly authorized; (iv) the execution and delivery of this Agreement and the consummation by TNF of the transactions contemplated hereby (including, without limitation, the issuance and sale of the Shares (as defined below) does not and will not conflict with, violate or cause a default or an event that, with the giving of notice or lapse of time or both, would constitute a default, under TNF's Certificate of Incorporation, its By-Laws, or any agreement, instrument, law, rule or regulation to which TNF is a party or by which TNF or its properties are bound; and (v) there are, as of the date hereof, no options, warrants or other rights to acquire capital stock or other equity interests of TNF, nor are there outstanding securities convertible into capital stock or other equity interests of TNF, other than the Preferred Stock and the Management Options (as defined in the Note and Common Stock Purchase Agreement).

3.  Investment Intent, Etc.

         (a) Each Stockholder represents and warrants to TNF that: he is acquiring the Shares for his own account, for investment only and not with a view toward the resale or distribution thereof; that he understands that the Shares are not registered under the Securities Act of 1933, as amended and that such Shares may not be sold, unless they are subsequently registered or an exemption from registration is available; he understands and agrees that TNF is under no obligation to register the Shares or take any step to enable him to secure an exemption from registration; and he may, therefore, be required to bear the economic risk of his investment for an indefinite period of time.

         (b) Each Stockholder further acknowledges that he is thoroughly familiar with TNF and Old TNF, their respective businesses, operations and financial conditions, that he has received and reviewed all documents, records and books pertaining to TNF and Old TNF, requested by him and any person he has retained to advise him with respect to this investment and that he and such persons have been supplied with such additional information concerning this investment as he or they have requested. Each Stockholder represents that by reason of his business and financial experience, and the business and financial experience of


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those persons he has retained to advise him with respect to this investment in
TNF and Old TNF, he, together with his advisors, has such knowledge and experience in business and financial matters that he is capable of evaluating the merits and risks of the prospective investment in TNF and Old TNF. Each Stockholder further represents that he is able to bear the risk of loss of his entire investment. Each Stockholder further acknowledges that none of the Company, its affiliates or any of their respective officers, directors, employees or agents has made any representations or warranties in connection with this Agreement or the transactions contemplated herein, except those expressly set forth in Section 2. Each Stockholder has, independently (or together with his financial advisor) and without reliance on the Company or any of its affiliates, and based upon such documents and information as he deemed appropriate, made his own analysis and decision to enter into this Agreement.
In connection with that decision, neither the Company nor any of its affiliates has made (and has no responsibility with respect to), and such Stockholder is not relying upon, any representation or warranty (other than those expressly set forth in Section 2), express or implied, or any duty of disclosure by the Company or any of its affiliates, as to any matter, including without limitation matters relating to shares of Common Stock or the Company.

4.  Notice.

         Any notice, request, demand or other communication required or permitted to be given under this Agreement shall be sufficient if in writing and if delivered personally, or sent by certified or registered mail as follows (or to such other addressee or address as shall be set forth in a notice given in the same manner):

If to any Stockholder, at his address set forth on Schedule A.

If to the Company:       The North Face
                         999 Harrison Street
                         Berkeley, California 94710
                         Attention: President

         Any such notices shall be deemed to be given on the date delivered or mailed in the manner provided above.


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5.  Validity.

         If for any reason any provision hereof shall be determined to be invalid or unenforceable, the validity and effect of the other provisions hereof shall not be affected thereby.

6.  Severability.

         Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under such applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

7.  Waiver of Breach.

         The waiver by the Company or a Stockholder of a breach of any provision of this Agreement by the other party shall not operate, or be construed, as a waiver of any other breach of such other party.

8.  Assignment; Third Parties.

         No Stockholder may assign, transfer, pledge, encumber or otherwise dispose of this Agreement or any of his respective rights or obligations hereunder, without the written consent of the Company. The Company may assign, transfer, pledge, encumber or otherwise dispose of its rights, but not its obligations, hereunder, without the consent of the Stockholders.

9.  Entire Agreement.

         This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto,

10. Amendments.

         This Agreement may not be changed orally but only by an agreement in writing agreed to by the party against


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whom enforcement of any waiver, change, modification, extension or discharge is sought.

11. Remedies Cumulative.

         No remedy herein conferred upon the Company is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

12. GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE.

13. CONSENT TO JURISDICTION.

         THE COMPANY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR
FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO ANY STOCKHOLDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.

14. WAIVER OF JURY TRIAL.

         THE COMPANY AND THE STOCKHOLDERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE NOTE. THE COMPANY AND THE STOCKHOLDERS ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE COMPANY AND THE STOCKHOLDERS FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

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         IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written.

                                       TNF HOLDINGS COMPANY, INC.

                                       By /s/ Marsden S. Cason
                                          ------------------------------------
                                          Name:
                                          Title:


                                          /s/ Richard T. Peery
                                          ------------------------------------
                                          Richard T. Peery


                                          /s/ Jack L. Richardson
                                          ------------------------------------
                                          Jack L. Richardson


                                          /s/ Philip S. Schlein
                                          ------------------------------------
                                          Philip S. Schlein


                                          /s/ Kenneth F. Seibel
                                          ------------------------------------
                                          Kenneth F. Siebel


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                                SCHEDULE A

                                          Number of Shares of
   Name and Address                    Common Stock Issued as of
    of Stockholder                          the Closing Date
   ----------------                    -------------------------
    Richard T. Peery                         6,393.8

    Jack L. Richardson                       6,393.8

    Philip S. Schlein                        6,393.8

    Kenneth F. Siebel                        6,393.8
                                            --------
    TOTAL                                   25,575.2